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                                                                    Exhibit 10.1

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[BANK OF AMERICA LOGO]

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                                                          AMENDMENT TO DOCUMENTS


                   AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT

                        This Amendment No. 3 (the "Amendment") dated as of April 26, 2001, is between Bank of America, N.A. (the "Bank"), formerly Bank of America NT&SA, and Cohu, Inc. (the "Borrower").

                                    RECITALS

                A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of June 15, 1998, as previously amended (the "Agreement").

                B. The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT

              1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.


2.   AMENDMENTS. The Agreement is hereby amended as follows:

                2.1 Paragraph 1.2 of the Agreement is amended to read in its entirety as follows:

                "1.2 AVAILABILITY PERIOD. The line of credit is available between the date of this Agreement and May 1, 2002 (the "Expiration Date") unless the Borrower is in default."

3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

4. CONDITIONS: This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

                4.1 This Amendment duly executed by the Borrower.

                4.2 Certificate of Good Standing for the Borrower from its state of formation.

        5. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                This Amendment is executed as of the date stated at the beginning of this Amendment.


BANK OF AMERICA, N.A.                  Cohu, Inc.
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X  /s/  Virginia Hollis                X  /s/  John H. Allen
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By: Virginia Hollis                    By: John H. Allen
    Assistant Vice President               Vice President/Finance & Chief
                                           Financial Officer


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